UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2009

GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 1.01 Entry into a Material Definitive Agreement

Item 8.01 Other Events

Item 9.01  Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

THIS FILING IS BEING MADE WITH RESPECT TO GHL ACQUISITION CORP.’S (“GHQ”) PROPOSED ACQUISITION (THE “ACQUISITION”) OF IRIDIUM HOLDINGS LLC (“IRIDIUM HOLDINGS”) AND RELATED TRANSACTIONS.  IN CONNECTION WITH THESE PROPOSED TRANSACTIONS, GHQ HAS FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GHQ STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND, ONCE IT IS AVAILABLE, DEFINITIVE PROXY STATEMENTS WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GHL ACQUISITION CORP., 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 389-1500.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 AND GHQ’S PRELIMINARY PROXY STATEMENT WHICH IS FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

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Item 1.01 Entry into a Material Definitive Agreement

Amendment to Transaction Agreement

As previously reported in the Current Report on Form 8-K dated September 23, 2008 and filed by GHL Acquisition Corp., a Delaware corporation (“GHQ”), with the Securities and Exchange Commission on September 25, 2008, on September 23, 2008, GHQ announced that it had entered into a transaction agreement, dated as of September 22, 2008 (as amended, the “Transaction Agreement”) with Iridium Holdings LLC, a Delaware limited liability company (“Iridium Holdings”), and the sellers listed on the signature pages thereof (collectively, the “Sellers”) to acquire Iridium Holdings from the Sellers (the “Acquisition”).  On April 28, 2009, GHQ, Iridium Holdings and the Sellers’ Committee (as defined in the Transaction Agreement) entered into an amendment to the Transaction Agreement (the “Amendment”).

The Amendment stipulates, among other things:

•
a reduction to the “Aggregate Stock Consideration”, as such term is defined in the Transaction Agreement from (i) 36,000,000 to 29,443,500 shares of GHQ common stock with respect to the Sellers and (ii) 2,29,0000 to 1,946,500 shares of GHQ common stock with respect to Greenhill & Co. Europe Holdings Limited (“Greenhill Europe”), in the event the $22.9 million note issued to Greenhill Europe by Iridium Holdings on October 24, 2008 (the “Note”) is converted in accordance with its terms.

•
a reduction of the tax benefits payment to certain Sellers from $30 million to $25.5 million in the aggregate, if Iridium Holdings has in effect a valid election under Section 754 of the Internal Revenue Code of 1986, as amended, 90 days following the closing of the Acquisition.

•	a change to the Note conversion ratio from Iridium Holdings units into GHQ common stock from 27.2866 to 23.1936.

•	an amendment to the “End Date”, as such term is defined in the Transaction Agreement changing any reference to “June 29, 2009” to “75 days from April 28, 2009”.

A copy of the Amendment is filed herewith as Exhibit 1.01 and is incorporated by reference herein.  The foregoing description does not to purport to be complete and is qualified in its entirety by reference to the full text of such Exhibit.

Letter Agreement

On April 28, 2008, GHQ entered into a letter agreement (the “Second Letter Agreement”) with Greenhill & Co., Inc. (“Greenhill”) whereby, in addition to private placement warrants Greenhill had agreed to forfeit pursuant to the Letter Agreement entered into by GHQ and Greenhill on September 22, 2008, Greenhill has now agreed to forfeit, at the closing of the Acquisition, an additional 2.0 million private placement warrants.

A copy of the Second Letter Agreement is filed herewith as Exhibit 1.02 and is incorporated by reference herein.  The foregoing description does not to purport to be complete and is qualified in its entirety by reference to the full text of such Exhibit.

Item 8.01  Other Events

On April 28, 2009, GHQ issued a press release with respect to its entry into the Amendment. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

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1.01	Amendment to Transaction Agreement, dated April 28, 2009
1.02	Letter Agreement, dated April 28, 2009
99.1	Press Release, dated April 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.

Date:	April 28, 2009	By:	/s/ Harold J. Rodriguez, Jr.
			Name:	Harold J. Rodriguez, Jr.
			Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
EX-1.01	Amendment to Transaction Agreement, dated April 28, 2009
EX-1.02	Letter Agreement, dated April 28, 2009
EX-99.1	Press Release, dated April 28, 2009

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